EXHIBIT 99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of HealthSharesTM, Inc. (the “Registrant”), do hereby certify, to such officer’s knowledge, that:

(1)   The Form N-CSR of the Registrant for the period ended March 31, 2007 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

(2)   the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 6, 2007

/s/ William J. Kridel

Name:	William J. Kridel

Title:	President, Chairman and Chief Executive Officer

Dated: June 6, 2007

/s/ David W. Jaffin

Name:	David W. Jaffin

Title:	Chief Financial Officer, Secretary and Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.